               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 16, 2004

                     NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-05                           32-6027547
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On August 16, 2004, the Registrant made available the
          Monthly Servicer Certificate for the Period of July 2004
          for the NAVISTAR FINANCIAL 2003-B OWNER TRUST,  which  are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  August 30, 2004                       By:/s/ PAUL E. MARTIN
-----------------------                             --------------------------
                                                    Paul E. Martin
                                                    Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2003-B Owner Trust
               Monthly Servicer Certificate #10, dated August 16, 2004

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                                    Exhibit 20

                   Navistar Financial 2003 - B Owner Trust
                         For the Month of July 2004
                   Distribution Date of August 16, 2004
                         Servicer Certificate  #10

Original Pool Amount                                               $354,999,927.08
Subsequent Receivables (transferred 11/21/03)                      $194,998,039.46
Subsequent Receivables (transferred xx/xx/xx)                                $0.00
Subsequent Receivables (transferred xx/xx/xx)                                $0.00
Subsequent Receivables (transferred xx/xx/xx)                                $0.00
Beginning Pool Balance                                             $427,381,296.81
Beginning Pool Factor                                                    0.7770598

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)             $11,973,548.63
     Interest Collected                                              $2,336,645.78
     Mandatory Prepayments                                                   $0.00
Additional Deposits:

     Repurchase Amounts                                                      $0.00

     Liquidation Proceeds / Recoveries                                   $5,718.88
Total Additional Deposits                                                $5,718.88

Repos / Chargeoffs                                                     $255,109.02
Aggregate Number of Notes Charged Off                                           30

Total Available Funds                                               $13,781,752.12

Ending Pool Balance                                                $415,686,800.33
Ending Pool Factor                                                       0.7557970

Servicing Fee                                                          $356,151.08

Repayment of Servicer Advances                                         $534,161.17
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Memo Item - Reserve Account
     Prior Month Balance                                            $23,527,676.57
     Trans Base                                                              $0.00
     Trans Low/0%                                                            $0.00
     Invest. Income                                                     $22,998.44
     Excess Serv.                                                      $831,880.10
     Transfer (to)                                                           $0.00
                                                                -------------------
     Collections Acct
     Beginning Balance                                              $24,382,555.11
-----------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                             $24,382,555.11
     Target Percentage                                                       5.50%
     Target Balance                                                 $22,862,774.02
     Specified Yield Supplement Amount                                   $7,390.34
     Specified Yield Supplement Amount                                     $205.91
     Specified Reserve Account Balance                              $22,870,370.27
     Minimum Balance                                                $10,999,959.33
     (Release) / Deposit                                            ($1,512,184.84)
     Ending Balance                                                 $22,870,370.27
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Current Weighted Average APR:                                               6.561%
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Current Weighted Average Remaining Term (months):                            43.85
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Delinquencies                                                              Dollars    Notes
                                                                -------------------  -------
     Installments:                                    1 - 30 days     1,396,545.79    1,327
                                                      31 - 60 days      293,297.64      288
                                                      60+  days          66,648.04       36
     Total:                                                           1,756,491.47    1,344

     Balances:                                        60+  days       1,537,272.72       36

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Navistar Financial 2003 - B Owner Trust                                                                                            Page 2 of 3
For the Month of July 2004

                                                                                NOTES
                                          TOTAL        CLASS A - 1    CLASS A - 2     CLASS A - 3      CLASS A - 4    CLASS B NOTES
Original Pool Amount                  $550,000,000.00 $93,400,000.00 $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
Distributions:
     Distribution Percentages  1                               0.00%           96.00%           0.00%           0.00%          4.00%
     Coupon                                                1.140630%        1.690000%       1.580000%       3.250000%      3.790000%

Beginning Pool Balance               $427,381,296.81
Ending Pool Balance                  $415,686,800.33

Collected Principal                   $11,439,387.46
Collected Interest                     $2,336,645.78
Charge - Offs                            $255,109.02
Liquidation Proceeds/Recoveries            $5,718.88
Swap Payments to/(from)Trust            ($117,066.67)
Servicing & Administration Fee           $356,151.08
Investment Earnings from Pre-Funding Acct.     $0.00
Cash Transfer from Negative Carry Acct.        $0.00
Cash Transfer from Pre-Funding Acct.           $0.00
Cash Transfer from Reserve Acct                $0.00
Ttl Collections Avail for Debt Svc    $13,308,534.37

Beginning Balance                    $427,381,296.81          $0.00  $135,450,044.94 $160,000,000.00 $111,100,000.00 $20,831,251.87

Interest Due 2                           $782,157.79          $0.00      $190,758.81     $224,711.11     $300,895.83     $65,792.04
Interest Paid                            $782,157.79          $0.00      $190,758.81     $224,711.11     $300,895.83     $65,792.04
Principal Due                         $11,694,496.48          $0.00   $11,226,716.62           $0.00           $0.00    $467,779.86
Mandatory Prepayments Class A-1 only **        $0.00          $0.00
Principal Paid                        $11,694,496.48          $0.00   $11,226,716.62           $0.00           $0.00    $467,779.86

Ending Balance                       $415,686,800.33          $0.00  $124,223,328.32 $160,000,000.00 $111,100,000.00 $20,363,472.01
Note / Certificate Pool Factor
     (Ending Balance/Original Pool Amt)                      0.0000           0.7598          1.0000          1.0000         0.9256
Total Distributions                   $12,476,654.27          $0.00   $11,417,475.43     $224,711.11     $300,895.83    $533,571.90

Interest Shortfall                             $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
Principal Shortfall                            $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
      Total Shortfall                          $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
Excess Servicing
     (see Memo Item-Reserve Acct)        $831,880.10

      Beginning Reserve Acct Balance  $24,382,555.11
     (Release) / Draw                 ($1,512,184.84)
      Ending Reserve Acct Balance     $22,870,370.27

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days. Interest  for first settlement based off 17 days, from 10/31/03 to 11/17/03 for Class A-1 and A-3. Class A-2, and  A-4 and Class B Interest calculated on 15 days.
3 LIBOR was reset on 8/12/04 at 1.60000%.  The Interest Rate on the Class A-3a  Floating Rate Notes for the 9/15/04 Distribution
Date is 1.80000%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
--------------------------------------------------------------
Memo Item - Advances:
   Servicer Advances - Current Reporting Period ($534,161.17)
   Total Outstanding Servicer Advances         $2,075,258.59
--------------------------------------------------------------

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Navistar Financial 2003 - B Owner Trust
For the Month of July 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                          5                 4              3                2               1              0
                                       Feb-04            Mar-04         Apr-04           May-04           Jun-04        Jul-04

Remaining Gross Balance           $558,780,877.88    $542,357,872.60 $527,557,416.97 $510,658,004.02 $494,753,046.23 $474,988,383.01

A) Loss Trigger:
Principal of Contracts Charged Off     $18,863.24        $115,304.40     $215,554.14     $124,377.32     $139,823.27     $255,109.02
Recoveries                            $257,309.56            $263.20       $5,280.59      $78,697.63     $110,354.85       $5,718.88

Total Charged Off (Months 5,4,3)      $349,721.78
Total Recoveries (Months 3,2,1)       $194,333.07
                                  ---------------
Net Loss/(Recoveries) for 3 Mos       $155,388.71(a)

Total Balance (Months 5,4,3)    $1,628,696,167.45(b)

Loss Ratio Annualized [(a/b)*(12)]         0.1145%

Trigger: Is Ratio > 1.5%                       No

                                                                                       May-04           Jun-04           Jul-04
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                  $763,895.58    $1,338,872.89     $1,537,272.72
     As % of Remaining Gross Balance                                                   0.14959%         0.27061%          0.32364%
     Three Month Average                                                               0.15292%         0.20858%          0.24795%

Trigger: Is Average > 2.0%                      No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance        4.1583%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                      No

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